Goldman Sachs Trust (the “Trust”)

Goldman Sachs International Equity Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares of

Goldman Sachs International Small Cap Fund

Supplement dated April 17, 2007 to the Prospectuses dated December 29, 2006

     Effective April 27, 2007, David Lowish no longer serves as a portfolio manager to the International Small Cap Fund. As a result, information for Mr. Lowish under the heading “Fund Managers” in the Prospectuses is deleted.

INTSMLCAPSTK 4-07

539697